Exhibit 10.7  Lindner Acquisition Agreement, as amended January 19, 2004
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                            ASSET PURCHASE AGREEMENT

                  THIS ASSET PURCHASE AGREEMENT is made and entered into on this 10th day of September, 2003, by and between HENNESSY ADVISORS, INC., a California corporation ("Buyer"), and LINDNER ASSET MANAGEMENT, INC., a Michigan corporation ("Seller").

                                    RECITALS:
                                    --------

A. Seller is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

B. Seller serves as investment adviser to the Lindner Funds, as defined herein, and is the owner of certain property, including property used or useful in providing investment advisory services to the Lindner Funds.

C. Buyer wishes to acquire from Seller, and Seller wishes to sell to Buyer, such property upon the terms and subject to the conditions hereinafter set forth.

                                   AGREEMENTS
                                   ----------

                  In consideration of the foregoing premises and the covenants and agreements contained herein, Buyer and Seller, intending to be bound legally, agree as follows:

                        1.      DEFINED TERMS

                  The following terms shall have the following meanings in this Agreement (other terms shall be defined in the text of this Agreement).

                  "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                  "Affiliate" means a person or entity that directly or indirectly controls, is controlled by or is under common control with a specified person or entity.

                  "Agreement" means this Asset Purchase Agreement together with all schedules and exhibits attached hereto, and all amendments hereto and thereof.

                  "Closing" means the completion of those actions described in
Section 8.2 and Section 8.3 of this Agreement.

                  "Closing Date" means the date of the Closing specified in
Section 8.1 of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission.

                  "Fund Transactions" means the reorganization of the Lindner Funds into Hennessy Funds as follows: (i) Lindner Communications Fund reorganized into Hennessy Cornerstone Growth Fund; (ii) Lindner Growth & Income Fund reorganized into Hennessy Cornerstone Value Fund; (iii) Lindner Large-Cap Growth Fund reorganized into Hennessy Total Return Fund; (iv) Lindner Market


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Neutral Fund reorganized into Hennessy Balanced Fund; and (v) Lindner Small-Cap
Growth Fund reorganized into Hennessy Cornerstone Growth Fund.

                  "Hennessy Funds" means those investment companies registered under the Investment Company Act for which Buyer serves as investment adviser.

                  "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended, and rules and regulations promulgated thereunder.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended, and rules and regulations promulgated thereunder.

                  "Liens" means any security interest, mortgage, lien, pledge, charge, title retention, security agreement, lease, option, defect of title or other encumbrance or right of others, except for taxes not yet due or payable and encumbrances which do not materially impair the use, value or marketability of the assets to which they relate.

                  "Lindner Funds" means the Lindner Communications Fund, Lindner Growth & Income Fund, Lindner Large-Cap Growth Fund, Lindner Market Neutral Fund and Lindner Small-Cap Growth Fund as they presently exist and the Hennessy Funds into which the Lindner Funds are reorganized.

                  "Lindner Investments" means Lindner Investments, a Massachusetts business trust, of which the Lindner Funds are each a separate investment portfolio.

                  "Material Adverse Effect" means:

                        i. with respect to Seller, an effect on the business, licenses, prospects or condition (financial or otherwise) of Seller that would materially and adversely affect the ability of Seller to consummate the transactions contemplated by this Agreement or materially and adversely affect the Buyer's ability to advise or manage the investments of the Lindner Funds (or any of them);

                        ii. with respect to the Buyer, an effect on the business, licenses, prospects or condition (financial or otherwise) of the Buyer that would materially and adversely affect Buyer's ability to advise or manage the investments of the Hennessy Funds or the Lindner Funds (or any of them) or adversely affect the ability of Buyer to consummate the transaction contemplated by this Agreement; provided, however, that any condition materially and adversely affecting the mutual fund or investment management industries generally shall not be deemed to constitute a Material Adverse Effect; and

                        iii. with respect to the Lindner Funds, means an effect that would cause the Lindner Funds (or any of them) to incur any liabilities not reflected in their net asset values as of the Closing Date or cause the previously reported net asset value of any of the Lindner Funds on any date prior to the Closing Date to be incorrect in an amount equal to or greater than $0.01.

                  "Mutual Fund" means any investment company which is registered under Section 8(b) of the Investment Company Act, 15 U.S.C. ss. 80a-8(b).

                  "Net Assets" means the aggregate net asset value of each of the Lindner Funds.

                  "Notice of Termination" means the notice described in Section
9.1 of this Agreement.

                  "Purchased Assets" means the assets specified in Section 2.1 of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations thereunder.


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                  "Securities Exchange Act" means the Securities Exchange Act of
1934, as amended, and rules and regulations thereunder.

                  "Wrap Account" means any account in which the funds of third parties are managed in exchange for a flat, periodic fee.

                        2.      PURCHASED ASSETS; PURCHASE PRICE

                  a. Purchased Assets. On the Closing Date, Seller shall deliver to Buyer originals or true copies of the following assets (the "Purchased Assets"), and only such assets:

                        i. originals or true copies of all files, books, records and data files (in whatever form or forms including hard copy, microfilm, microfiche, CD ROM or other electronic media, including the software necessary to access the same) owned by or in the possession of Seller relating to investment accounts and investment history of the Lindner Funds (except to the extent that Seller is required by applicable law to retain such materials or copies thereof in which event Seller shall, at Seller's expense, provide to Buyer such materials or copies thereof, whichever is available);

                        ii. originals or true copies of all records required to be maintained and retained under the Investment Company Act or the Investment Advisers Act in connection with Seller's provision of investment advisory services to the Lindner Funds (except to the extent that Seller is required by applicable law to retain such materials or copies thereof in which event Seller shall provide to Buyer such materials or copies thereof, whichever is available); and

                        iii. all of Seller's and its Affiliates' rights to use the name "Lindner," all derivations thereof, and all registered or unregistered trademarks, trade names and similar intangibles owned by Seller and its Affiliates.

                  b. Purchase Price. On the Closing Date, Buyer shall pay Seller, by wire transfer of immediately available funds to an account designated by Seller in writing at least two days prior to the Closing Date, an amount equal to 2.625% of the aggregate value of the Net Assets of the Lindner Funds at the close of business on the business day immediately preceding the Closing Date, excluding the value of the Net Assets of any Lindner Funds whose shareholders have not approved the applicable Fund Transaction (the "Purchase Price").

                        3.      REPRESENTATIONS AND WARRANTIES OF Seller

                  Seller represents and warrants to Buyer as follows:

                  a. Organization, Standing and Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. Seller has all requisite corporate power and authority to conduct its business as presently conducted as it relates to providing investment advisory services to the Lindner Funds, to execute and deliver this Agreement and the documents contemplated hereby and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Seller hereunder and thereunder. Seller is duly qualified or licensed to do business as a foreign corporation, and is in good standing, in every jurisdiction where failure to be so qualified or licensed would be reasonably likely to have a Material Adverse Effect on Seller or the Lindner Funds (or any of them).

                  b. Authorization and Binding Obligation. Subject to obtaining the approval of its Board of Directors, the execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action on the part of Seller. Subject to obtaining the approval of its Board of Directors, this Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery of this Agreement by Buyer constitutes the legal, valid and binding obligation


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of Seller, enforceable against Seller in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                  c. Registered Investment Adviser. Seller is registered with the Commission as an investment adviser under the Investment Advisers Act.

                  d. No Violations. Except as set forth on Schedule 3.4, the execution, delivery and performance by Seller of this Agreement and the documents contemplated hereby (i) will not conflict with any provision of Seller's articles of incorporation or by-laws; (ii) will not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality, except as will not individually or in the aggregate have a Material Adverse Effect with respect to Seller or the Lindner Funds (or any of them) or as will be cured or waived prior to the Closing Date; and (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license or permit to which Seller is a party or by which Seller may be bound, except as will not singly or in the aggregate have a Material Adverse Effect with respect to Seller or the Lindner Funds (or any of them), or as will be cured or waived prior to the Closing Date.

                  e. Title to and Condition of Assets. As of the date hereof, Seller has good and marketable title to the Purchased Assets, and on the Closing Date will have good and marketable title to the Purchased Assets sufficient to convey title to the Purchased Assets to Buyer, free and clear of all Liens.

                  f. Consents; Governmental/Regulatory Authorities. Seller is not required to submit any notice, report or other filing with, or obtain any authorization, consent or approval from, any governmental authority or self-regulatory organization prior to the execution, delivery and performance by Seller of this Agreement or the consummation of the transaction contemplated herein, other than notices, reports or other filings, authorizations, consents or approvals relating to matters that, in the aggregate, will not have a Material Adverse Effect with respect to the Seller or the Lindner Funds (or any of them).

                  g. Financial Condition; Effect of Sale of Assets. Seller is not insolvent on the date of this Agreement and shall not be insolvent on the Closing Date. The transactions contemplated by this Agreement (i) will not render Seller insolvent or leave Seller with assets unreasonably small in relation to the business in which it is engaged and (ii) is not being undertaken by Seller with the intent to hinder, delay or defraud its creditors.

                  h. Legal Actions. There is no action, suit, proceeding, complaint, litigation, investigation, inquiry or governmental proceeding pending, or to the knowledge of the Seller threatened, before any court or governmental or regulatory authority, against (i) any of the Purchased Assets or
(ii) Seller, or to the knowledge of Seller any party, that reasonably could be expected to have a Material Adverse Effect on Seller or the Lindner Funds (or any of them). Except as set forth on Schedule 3.8, the Seller is not subject to, or bound by, any judgment, order, writ, injunction or decree of any court, or of any governmental body, including the Commission, or of any arbitrator, that would prevent the conduct of business of Seller or the Lindner Funds (or any of them) in accordance with current practice.

                  i. Compliance with Laws. Seller's business of providing investment advisory services to the Lindner Funds is being operated in material compliance with all applicable laws, rules, regulations, ordinances, orders or requirements of all federal, state and local governmental or regulatory authorities. Seller has complied in all material respects with all written notices and demands to it from all governmental or regulatory authorities with


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respect to the ownership, use and operation of all of the Purchased Assets and the provision of investment advisory services to the Lindner Funds.

                  j.    The Lindner Funds. To the knowledge of Seller:

                        i. Registration and Regulation. Each of the Lindner Funds are duly registered with the Commission as investment companies under the Investment Company Act, and all shares of each of the Lindner Funds which, since their organization, have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered. Each of the Lindner Funds are in compliance with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Securities Exchange Act and all applicable state securities laws, except where the failure to be so in compliance would not have a Material Adverse Effect on Seller or the Lindner Funds (or any of them). Each of the Lindner Funds are in compliance with the investment policies and restrictions set forth in their registration statements currently in effect under the Securities Act, except where the failure to be so in compliance would not have a Material Adverse Effect on Seller or the Lindner Funds (or any of them). The value of the net assets of each of the Lindner Funds is determined pursuant to the requirements of the Investment Company Act and purchases and redemptions of shares of the Lindner Funds, since their organization have been effected at the net asset value per share calculated in such manner. There are no legal or governmental actions, investigations, inquiries or proceedings pending or threatened against the Lindner Funds which could have a Material Adverse Effect on the condition (financial or otherwise) of Seller or the Lindner Funds (or any of them).

                        ii. Financial Statements. The books of account and related records of the Lindner Funds fairly reflect the respective assets of each of the Lindner Funds, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements as of and for the fiscal year ended June 30, 2003 (the "Financial Statement Date"), of the Lindner Funds previously delivered to Buyer (the "Lindner Fund Financial Statements") present fairly in all material respects the financial position of the Lindner Funds and the results of operations and cash flows for the accounting principles applied on a consistent basis as at the dates indicated. The Lindner Fund Financial Statements have been certified by an independent accounting firm.

                        iii. No Material Adverse Changes. Since the Financial Statement Date, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Lindner Funds (or any of them) or the status of the Lindner Funds (or any of them) as regulated investment companies under the Code, other than changes resulting from any hange in the mutual fund industry, in general conditions in the financial or securities markets or the performance of any investments made by any of the Lindner Funds and other than changes occurring in the ordinary course of business of the applicable Lindner Fund.

                        iv. Contracts. Except for contracts and agreements disclosed on Schedule 3.10 (which shall be updated by Seller at Closing), the Lindner Funds are not a party to any material contract, debt arrangement, futures contract, plan, lease, franchise, license or permit (other than permits issued under any state securities law) of any kind or nature whatsoever. No default by the Lindner Funds, nor to the knowledge of Seller by any other party, exists under any of the contracts and agreements listed on Schedule 3.10 which would have a Material Adverse Effect on Seller or the Lindner Funds (or any of them).

                        v. Taxes. All federal income tax returns, all other material federal tax returns, and all material state and local tax returns for any open tax periods required to be filed by the Lindner Funds on or prior to the Closing Date have been or will be timely filed, such returns are or will be correct in all material respects, and all taxes shows as payable on such returns have been or will be timely paid. For any period for which tax returns of the


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Lindner Funds are not required to have been filed in accordance with the previous sentence by the Closing Date, each of the Lindner Funds have made, or will make by the Closing Date, an adequate accrual on their books of any taxes due or to become due, if any, as a result of actions occurring on or before the Closing Date. Each of the Lindner Funds has qualified as a regulated investment company under the Code in respect of each of the taxable years since commencement of the pplicable Lindner Fund and the Lindner Funds are, and shall be, in compliance with the requirements of Section 851 of Subchapter M of the Code for each of the applicable fiscal periods ending on or prior to the Closing Date. Each of the Lindner Funds have timely provided to their shareholders any notices relating to the character of shareholder distributions or portions thereof required under Sections 852 or 853 of the Code and Section 19 of the Investment Company Act and have properly withheld or collected all taxes required by law to be withheld or collected from amounts payable to the shareholders of the Lindner Funds and have timely remitted such withheld or collected taxes to the appropriate taxing authority, agency or body.

                        vi. Books and Records. The books and records of the Lindner Funds reflecting, among other things, the purchase and sale of shares of the Lindner Funds by their shareholders, the number of issued and outstanding shares owned by each shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

                        vii. Prospectuses. The current prospectuses and statements of additional information for the Lindner Funds as of the date on which they were issued did not contain, and as supplemented by any supplements thereto dated prior to or on the Closing Date, do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                        viii. Ability to Conduct Business. Except as set forth on Schedule 3.8, none of the Lindner Funds are subject to, or bound by, any judgment, order, writ, injunction or decree of any court, or of any governmental body, including the Commission, or of any arbitrator, that would prevent the conduct of business of the Lindner Funds (or any of them) in accordance with current practice.

                        ix. Litigation or Proceeding. No litigation is pending or threatened, and no investigation, inquiry or governmental proceeding is pending or, to the best of Seller's knowledge, threatened against or affecting the Lindner Funds (or any of them) before any court, arbitrator or federal, state, local or foreign governmental or regulatory agency or authority or self-regulatory authority (including, but not limited to, the Commission, the Commodities Futures Trading Commission and the Internal Revenue Service) that would be reasonably likely to materially and adversely affect the business operation's or financial condition of the Lindner Funds (or any of them) or materially delay, materially hinder or prohibit the solicitation of proxies from shareholders of the Lindner Funds (or any of them).

                        x. Absence of Undisclosed Liabilities. As of the Financial Statement Date, the Lindner Funds had no material debts, obligations or liabilities, whether due or to become due, absolute, contingent or otherwise, that are required to be reflected in the Lindner Fund Financial Statements in accordance with generally accepted accounting principles, that are not so reflected.

                        xi. No Pending Transaction. The Lindner Funds are not a party to or bound by any agreement, undertaking or commitment (i) to merge or consolidate with, or acquire all or substantially all of the property and assets of, any other corporation, trust or person or (ii) to sell, lease or exchange all or substantially all of their property and assets to any other corporation, trust or person.

                        xii.    Suspension or Revocation of Adviser
Registration. Except as previously disclosed in writing by Seller to Buyer, on the date of this Agreement neither the Seller nor any Affiliated Person of Seller has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor has any investment adviser, or any "person associated" (as defined in the Investment Advisers Act) with any


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investment adviser, of the Lindner Funds (or any of them) been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Securities Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act, and, to Seller's knowledge, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension or revocation.

                  k.    Purchased Assets; Trade Rights. Except as set forth on
Schedule 3.8, in order to conduct the management or operations of the Lindner Funds, as such are currently being conducted, Seller does not require any assets other than the Purchased Assets. To the knowledge of Seller, Seller is not infringing and has not infringed any trade or other rights of another in the management or operations of the Lindner Funds, nor is any other person infringing the trade rights of Seller. No one has made or threatened to make and claim that Seller is in violation of or has infringed any rights of any third parties with respect to its use of the "Lindner" name. Seller does not pay any royalties or other consideration for the right to use any Purchased Assets or other trade rights. There is no litigation pending or, to the knowledge of Seller, threatened to challenge Seller's right, title and interest with respect to its continued use and right to preclude others from using any Purchased Assets.

                  l. Sales or Transfer Taxes. The transactions contemplated by this Agreement shall not result in either Buyer or Seller incurring any liability for sales, use, transfer or purchase taxes or fees under the laws of any state.

                  m. Full Disclosure. No representation or warranty made by Seller herein nor any certificate furnished or to be furnished by Seller pursuant hereto contains or, at the date of its delivery, will contain any untrue statement of a material fact, or omits or will omit any statement of a material fact known to Seller and known by Seller to be required to make the statements herein or therein not misleading.

                  n. Registration Statements. The information to be provide to Buyer by Seller with respect to Seller and the Lindner Funds for inclusion in the registration statements to be filed with the Commission by Buyer on Form N-14 (the "N-14 Registration Statements") relating to the shares of the Hennessy Funds issuable in the proposed Fund Transactions, and the proxy statements of Lindner Funds included as a part of the N-14 Registration Statements (the "Proxy Statements"), on the effective date of the N-14 Registration Statements and at the time of the shareholders' meeting to approve the Fund Transactions (a) will comply in all material respects with the provisions of the Securities Act, the Securities Exchange Act and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statements or the Proxy Statements made in reasonable reliance upon and in conformity with information furnished by Buyer to Seller for use in the N-14 Registration Statements or the Proxy Statements.

                        4.      REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer represents and warrants to Seller as follows:

                  a. Organization, Standing and Authority. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Buyer is duly qualified or licensed to do business as a foreign corporation, and is in good standing, in every jurisdiction where the failure to be so qualified or licensed would be reasonably likely to have a Material Adverse Effect on the Buyer or the Hennessy Funds (or any of them). Buyer has all requisite corporate power and authority to conduct its business as presently conducted as it relates to providing investment advisory services to the Hennessy Funds, to execute and deliver this Agreement and the documents


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contemplated hereby, and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer hereunder and thereunder.

                  b. Authorization and Binding Obligation. Subject to obtaining the approval of its Board of Directors, the execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary corporate action on the part of Buyer. Subject to obtaining the approval of its Board of Directors, this Agreement has been duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery of this Agreement by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as the enforceability hereof may be affected by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                  c. No Violations. The execution, delivery and performance by Buyer of this Agreement and the documents contemplated hereby (i) will not conflict with any provision of Buyer's articles of incorporation or by-laws;
(ii) will not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality, except as will not individually or in the aggregate have a Material Adverse Effect with respect to Buyer or the Hennessy Funds (or any of them) or as will be cured by waiver prior to the Closing Date; and (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license or permit to which Buyer is a party or which Buyer is bound, except as will not singly or in the aggregate have a Material Adverse Effect with respect to Buyer or the Hennessy Funds (or any of them) or as will be cured or waived prior to the Closing Date.

                  d. Consents; Governmental/Regulatory Authorities. Buyer is not required to submit any notice, report or other filing with, or obtain any authorization, consent or approval from, any governmental authority or self-regulatory organization prior to the execution, delivery and performance by Buyer of this Agreement or the consummation of the transaction contemplated hereby, other than notices, reports or other filings, authorizations, consents or approvals relating to matters that, in the aggregate, will not have a Material Adverse Effect with respect to Buyer or the Hennessy Funds (or any of them).

                  e. Disqualifying Conduct. Neither Buyer nor any Affiliated Person of Buyer is ineligible to serve as an employee, officer, director, member of an advisory board, investment adviser, depositor or principal underwriter of any investment company registered under the Investment Company Act by reason of any conviction of a felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, or by reason of any order, judgment or decree of any court of competent jurisdiction, described in Section 9(a)(2) of the Investment Company Act, and is not subject to any order issued by the Commission under
Section 9(b) of the Investment Company Act. Neither Buyer nor any "associated person" (as defined in the Investment Advisers Act) of Buyer that is registered as an investment adviser is ineligible pursuant to Section 203 of the Investment Advisers Act to serve as an investment advisor or an associated person thereof. To the best of Buyer's knowledge, no facts exist with respect to Buyer, or any Affiliated Person or associated person of Buyer, which would form a basis for any such disqualification or ineligibility.

                  f. Litigation; Proceedings. No litigation, proceeding or governmental investigation, or inquiry is pending or, to the best of Buyer's knowledge, threatened, against Buyer that seeks to delay, hinder or prohibit execution of this Agreement or consummation of the transaction contemplated herein or that, if determined against Buyer would be reasonably likely to have a Material Adverse Effect on Buyer.


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

                  g. Registered Investment Adviser. Buyer is registered as an investment adviser under the Investment Advisers Act. Buyer has delivered to Seller a true and complete copy of its current Form ADV, including Part II thereof.

                  h. Compliance with Laws. Buyer's business of providing investment advisory services to the Hennessy Funds is being operated in material compliance with all applicable laws, rules, regulations, ordinances, orders or requirements of all federal, state and local governmental or regulatory authorities. Buyer has complied in all material respects with all written notices and demands to it from all governmental or regulatory authorities with respect to the ownership, use and operation of all of its business and the provision of investment advisory services to the Hennessy Funds.

                  i. Full Disclosure. No representation or warranty made by Buyer herein nor any certificate furnished or to be furnished by Buyer pursuant hereto contains or, at the date of its delivery, will contain any untrue statement of a material fact, or omits or will omit any statement of a material fact known to Buyer and known by Buyer to be required to make the statements herein or therein not misleading.

                  j. Registration Statements. The N-14 Registration Statements and the Proxy Statements, on the effective date of the N-14 Registration Statements and at the time of the shareholders' meeting to approve the Fund Transactions and insofar as they relate to Buyer, the Hennessy Funds involved in the proposed Fund Transactions and the proposed Fund Transactions themselves (a) will comply in all material respects with the provisions the Securities Act, the Securities Exchange Act and the Investment Company Act and the rules and regulations thereunder, and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statements or the Proxy Statements made in reasonable reliance upon and in conformity with information furnished by Seller or the Lindner Funds to Buyer for use in the N-14 Registration Statements or the Proxy Statements.

                  k.    The Hennessy Funds. To the knowledge of Buyer:

                        i. Registration and Regulation. Each of the Hennessy Funds are duly registered with the Commission as investment companies under the Investment Company Act, and all shares of each of the Hennessy Funds which, since their organization, have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered. Each of the Hennessy Funds are in compliance with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Securities Exchange Act and all applicable state securities laws, except where the failure to be so in compliance would not have a Material Adverse Effect on Buyer or the Hennessy Funds (or any of them). Each of the Hennessy Funds are in compliance with the investment policies and restrictions set forth in their registration statements currently in effect under the Securities Act, except where the failure to be so in compliance would not have a Material Adverse Effect on Buyer or the Hennessy Funds (or any of them). The value of the net assets of each of the Hennessy Funds is determined pursuant to the requirements of the Investment Company Act and purchases and redemptions of shares of the Hennessy Funds, since their organization have been effected at the net asset value per share calculated in such manner. There are no legal or governmental actions, investigations, inquiries or proceedings pending or threatened against the Hennessy Funds which could have a Material Adverse Effect on the condition (financial or otherwise) of Buyer or the Hennessy Funds (or any of them).

                        ii. Financial Statements. The books of account and related records of the Hennessy Funds fairly reflect the respective assets of each of the Hennessy Funds, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements as of and for the fiscal year ended June 30, 2003, of the Hennessy Total Return Fund and the Hennessy Balanced Fund, and the audited financial statements as of and for the fiscal year ended September 30, 2002 of the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund previously delivered to Buyer (the "Hennessy Fund Financial Statements") present fairly in all material respects the financial position of the Hennessy Funds and the results of operations and cash flows for the accounting principles applied on a consistent basis as at the dates indicated. The Hennessy Fund Financial Statements have been certified by an independent accounting firm.

                        iii. No Material Adverse Changes. Since the respective dates of the Hennessy Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Hennessy Funds (or any of them) or the status of the Hennessy Funds (or any of them) as regulated investment companies under the Code, other than changes resulting from any change in the mutual fund industry, in general conditions in the financial or securities markets or the performance of any investments made by any of the Hennessy Funds and other than changes occurring in the ordinary course of business of the applicable Hennessy Fund.

                        iv. Taxes. All federal income tax returns, all other material federal tax returns, and all material state and local tax returns for any open tax periods required to be filed by the Hennessy Funds on or prior to the Closing Date have been or will be timely filed, such returns are or will be correct in all material respects, and all taxes shows as payable on such returns have been or will be timely paid. Each of the Hennessy Funds has qualified as a regulated investment company under the Code in respect of each of the taxable years since commencement of the applicable Hennessy Fund and the Hennessy Funds are, and shall be, in compliance with the requirements of Section 851 of Subchapter M of the Code for each of the applicable fiscal periods ending on or prior to the Closing Date. Each of the Hennessy Funds have timely provided to their shareholders any notices relating to the character of shareholder distributions or portions thereof required under Sections 852 or 853 of the Code and Section 19 of the Investment Company Act and have properly withheld or collected all taxes required by law to be withheld or collected from amounts payable to the shareholders of the Hennessy Funds and have timely remitted such withheld or collected taxes to the appropriate taxing authority, agency or body.

                        v. Prospectuses. The current prospectuses and statements of additional information for the Hennessy Funds as of the date on which they were issued did not contain, and as supplemented by any supplements thereto dated prior to or on the Closing Date, do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                        vi. Ability to Conduct Business. None of the Hennessy Funds are subject to, or bound by, any judgment, order, writ, injunction or decree of any court, or of any governmental body, including the Commission, or of any arbitrator, that would prevent the conduct of business of the Hennessy Funds (or any of them) in accordance with current practice.

                        vii. Litigation or Proceeding. No litigation is pending or threatened, and no investigation, inquiry or governmental proceeding is pending or, to the best of Buyer's knowledge, threatened against or affecting the Hennessy Funds (or any of them) before any court, arbitrator or federal, state, local or foreign governmental or regulatory agency or authority or self-regulatory authority (including, but not limited to, the Commission, the Commodities Futures Trading Commission and the Internal Revenue Service) that would be reasonably likely to materially and adversely affect the business operation's or financial condition of the Hennessy Funds (or any of them).

                        5. COVENANTS

                  a.    Covenants of Seller.

                        i. Maintenance of Business. Except as contemplated by this Agreement or with the prior written consent of Buyer, between the date hereof and the Closing Date, Seller shall operate Seller's business as it relates to management of the investments of the Lindner Funds in the ordinary course of business in accordance with past practices (except where such action would conflict with Seller's obligations under this Agreement) and agrees not to engage in any extraordinary transactions affecting the Lindner Funds.

                        ii. Approvals. Subject in all cases to any fiduciary duties to which it may be subject, Seller shall use its reasonable best efforts, prior to the Closing Date or earlier termination of this Agreement in accordance with its terms, to obtain the actions of the Board of Trustees of Lindner Investments enumerated in Section 7.1(c) and to cause the Lindner Funds to solicit their respective shareholders with regard to approval of the Fund Transactions for which shareholder approval is required, as well as other matters relating directly or indirectly to such Fund Transactions, consistent with all requirements of the Investment Company Act and the Securities Exchange Act applicable to such solicitation.

                        iii. Access to Information. Subject to applicable confidentiality agreements, Seller shall allow Buyer and its authorized representatives on prior notice reasonable access at Buyer's expense during normal business hours to Seller's employees responsible for the Lindner Funds, the books and records of the Lindner Funds, the Purchased Assets and to all other properties, equipment and contracts relating to Seller's business of providing investment advisory services to the Lindner Funds for the purpose of review and inspection, and furnish or cause to be furnished to Buyer or its authorized representatives all information with respect to Seller's business of providing investment advisory services to the Lindner Funds as Buyer may reasonably request, it being understood that the rights of Buyer hereunder shall not be exercised in such a manner as to interfere with the operation of Seller's business.

                        iv. Transition. Seller shall cooperate with and assist Buyer in effecting the transfer to Buyer of Seller's business of providing investment advisory services to the Lindner Funds as contemplated by this Agreement, including the reorganization of the Lindner Funds into Hennessy Funds, and shall provide the Buyer with such information maintained by Seller as Buyer may reasonably request to facilitate (i) preparation and filing of tax returns for the Lindner Funds for their tax years next ending after the date of this Agreement and (ii) the provision of information to shareholders in compliance with the Code and the Investment Company Act.

                        v.      Lindner Funds Prospectuses. Upon the
satisfaction of the conditions enumerated in Sections 7.1(e), (f) and (i), Seller shall supplement pursuant to Rule 497 of the Commission under the Securities Act the prospectuses used to sell the shares of the Lindner Funds pending the approval of the Fund Transactions by the shareholders of the Lindner Funds to disclose the transactions contemplated by this Agreement.

                        vi. Registration Statements. Seller will cooperate with the Buyer with respect to the preparation and filing by Buyer of the N-14 Registration Statements, and will furnish to the Buyer the information relating to itself required by the Securities Act, the Securities Exchange Act and the Investment Company Act and the rules and regulations thereunder to be set forth in the N-14 Registration Statements.

                        vii.    Contracts. Subject to Seller's rights under
Article IX, Seller shall not, without the prior written consent of Buyer or as contemplated by this Agreement (with notice to Buyer) (i) sell, assign or otherwise transfer or dispose of any of the Purchased Assets or (ii) enter into any contract relating to Seller's business of providing investment advisory services to the Lindner Funds after the date hereof, other than contracts that relate to the operations of the Seller or the Lindner Funds in the ordinary course of their respective businesses, without receiving the written consent of Buyer prior to execution of such contracts. All requests for such consents shall be in writing and shall include a copy of each such contract.

                        viii. Discussions; Negotiations. Subject to Seller's rights under Article IX, from and after the date on which Buyer has satisfied the conditions enumerated in Sections 7.1(e), (f) and (i), Seller shall not, without the prior written consent of Buyer or as contemplated by this Agreement (with notice to Buyer), do any of the following: (i) share information concerning the Purchased Assets or the Lindner Funds with, (ii) institute, continue, discuss, pursue or enter into any discussions, negotiations or agreements (whether preliminary or definitive) with, or (iii) entertain or respond to any offer, inquiry, initiation or invitation from, any person or entity other than Buyer concerning any merger, disposition or sale of any of the Purchased Assets or capital stock of the Seller or other business combination involving the Seller.

                  b.    Covenants of Buyer

                        i. Access to Information. Buyer shall provide Seller with such information regarding Buyer and Affiliated Persons of Buyer as Seller or the Board of Directors of Seller may reasonably request to assist it in fulfilling its duties to Seller under the Investment Company Act and as may be reasonably necessary or desirable in connection with the solicitation of proxies from the shareholders of the Lindner Funds.

                        ii. Registration Statements. Buyer will cooperate with the Seller and will use its reasonable best efforts to complete and file the N-14 Registration Statements, and will furnish to the Seller such number of copies of the N-14 Registration Statements as the Seller reasonably requests.

                        iii. Financing. On or before October 3, 2003, Buyer shall provide Seller with written evidence reasonably satisfactory to Seller that Buyer has available financing to consummate the purchase of the Purchased Assets and the completion of all other transactions contemplated by this Agreement.

                        6.      SPECIAL COVENANTS AND AGREEMENTS

                  a. Fees and Expenses. Buyer shall pay all costs associated with the satisfaction of the condition set forth in Section 7.1(g) of this Agreement. Notwithstanding the foregoing, each of Buyer and Seller shall be responsible for paying its own expenses, including legal fees, incurred in connection with this Agreement and the transactions contemplated herein, including the Fund Transactions.

                  b. Brokers. Seller and Buyer each represent to the other that they have not used any finder or broker in connection with the transaction contemplated by this Agreement. Buyer and Seller agree to indemnify and hold harmless the other party with respect to any claim or liability for any finders' or brokers' fees or commissions in connection with the transaction contemplated by this Agreement as a result of the indemnifying party's conduct or alleged conduct upon which any such claim or liability is based.

                  c. Noncompetition. Subject to the Closing, and as an inducement to Buyer to execute this Agreement and complete the transactions contemplated hereby, in order to preserve the goodwill associated with the Purchased Assets of Seller being sold pursuant to this Agreement, Seller and Doug Valassis, individually, hereby covenant and agree that for a period three years from the Closing Date, neither of them will, directly or indirectly, organize, sponsor, provide investment advisory service to or otherwise assist any Mutual Fund or Wrap Account of any type or nature; provided, however, nothing in this Section 6.3 shall prevent Doug Valassis from serving as an "independent director," as defined in Section 2(a)(19) of the Investment Company Act. In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographical scope or activity, it is expressly agreed that this covenant not to compete shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such overbroad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

                  d. Confidential Information. The confidentiality agreements previously entered into between Seller and Buyer relating to confidentiality of information provided by either to the other shall remain in effect following the execution of this Agreement; provided, however, that the restrictions on Buyer contained in such agreements shall lapse and be of no further force and effect on and after the Closing Date.

                  e. Cooperation. Buyer and Seller shall cooperate fully with each other and their respective counsel and accountants in connection with any actions required to be taken as part of their respective obligations under this Agreement, and Buyer and Seller shall execute such other documents as may be necessary and desirable to the implementation and consummation of this Agreement, and otherwise use their reasonable best efforts to consummate the transaction contemplated hereby and to fulfill their obligations hereunder.

                  f. Technical Assistance. From the Closing Date through the last day of the calendar quarter which begins immediately after the Closing Date, Seller shall provide technical assistance without charge to Buyer respecting the day-to-day operations of the Lindner Funds. If on-site assistance is reasonably required at places other than Seller's principal place of business, Buyer will pay for reasonable accommodations and travel cost of Seller's personnel providing such on-site assistance, but Buyer shall not pay Seller's compensation costs for such personnel.

                  g. Covenants With Respect to Changes in Condition and Litigation.

                        i.      Litigation; Proceedings.

                                (1)     From the date of this Agreement through
the Closing Date or earlier termination of this Agreement in accordance with its terms: (A) Seller shall notify Buyer promptly of any actions, proceedings or investigations that from the date of this Agreement are commenced against (i) the Lindner Funds or (ii) the Seller and relate to the administration, management, operation or distribution of shares of the Lindner Funds (or any of them) and (B) Buyer shall notify Seller promptly of any actions, proceedings or investigations that from the date of this Agreement are commenced against any of the Hennessy Funds or Buyer or any of its Affiliates and relate to the administration, management, operation or distribution of the Hennessy Funds.

                                (2)     From the date of this Agreement through
the Closing Date or earlier termination of this Agreement in accordance with its terms, Buyer shall notify Seller, and Seller shall notify Buyer, promptly of any actions, proceedings or investigations that are commenced against Buyer or any of its Affiliates or any actions, proceedings or investigations that are commenced against Seller or any of its Affiliates, respectively, that would be reasonably likely to affect adversely the Lindner Funds (or any of them), the Hennessy Funds, the Fund Transactions, the transaction contemplated herein or that would restrain or enjoin the consummation of, or declare unlawful, the Fund Transactions or the transaction contemplated herein, or cause such transaction to be rescinded or that would restrain or enjoin execution or performance of this Agreement.

                        ii.     Change in Condition.

                                (1)     From the date of this Agreement through
the Closing Date or earlier termination of this Agreement, Buyer agrees to advise Seller promptly and in writing of any material adverse change in the financial condition, operations, properties or business of the Hennessy Funds (or any of them), other than changes in the value of fund assets resulting from changes occurring in the financial or securities markets. From the date of this Agreement through the Closing Date or earlier termination of this Agreement, Buyer agrees to advise Seller promptly and in writing of any change in the financial condition, operations, properties or business of the Buyer or any of its Affiliates which individually or taken as a whole would have a Material Adverse Effect with respect to the Buyer.

                                (2)     From the date of this Agreement through
the Closing Date or earlier termination of this Agreement, Seller agrees to advise Buyer promptly and in writing of any material adverse change in the financial condition, operations, properties or business of the Lindner Funds (or any of them), other than changes in the value of fund assets resulting from changes occurring in the financial or securities markets. From the date of this Agreement through the Closing Date or earlier termination of this Agreement, Seller agrees to advise Buyer promptly in writing of any change in the financial condition, operations, properties or business of Seller which individually or taken as a whole would have a Material Adverse Effect with respect to Seller.

                  h. Covenants With Respect to Information in Proxy Materials and Registration Statements.

                        i. Seller covenants that the last post effective amendment to the registration statements on Form N-1A filed by the Lindner Funds with the Commission preceding the date of this Agreement, any subsequent post-effective amendment thereto hereafter filed by the Lindner Funds prior to the shareholder approval of the Fund Transactions and any prospectuses or supplements thereto used for the sale of shares of the Lindner Funds (or any of them) and the proxy materials required for the shareholders' meeting or meetings or meetings of the Lindner Funds called for the purpose, pursuant to the Investment Company Act, of approving the Fund Transactions or other matters relating directly or indirectly to the Fund Transactions do not or will not contain, at the time any such amendment becomes effective or any such prospectus is delivered in connection with a sale of shares of the Lindner Funds or at the time such proxy materials are furnished or at the time of such meeting or meetings, any untrue statement of material fact or omit to state any material fact required to be stated therein, where necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this covenant shall not apply to any information or data provided by Buyer that describes Buyer, the Hennessy Funds or any of their respective business operations or plans for use in the prospectuses or proxy materials.

                        ii. Buyer covenants that any information or data provided by Buyer that describes Buyer, the Hennessy Funds or any of their respective business operations or plans for use in and prospectuses or prospectus supplements for the Lindner Funds or the proxy materials required for the shareholders' meeting or meetings of the Lindner Funds called for the purpose, pursuant to the Investment Company Act, of approving the Fund Transactions or other matters relating directly or indirectly to the Fund Transactions will not contain, at the time any such prospectuses or prospectus supplements is delivered, or at the times such proxy materials are furnished or at the time of such meeting or meetings, any untrue statement of material fact or omit to state any material fact required to be stated therein, where necessary in order to make the statements made therein, in the light of the circumstance under which they were made, not misleading.

                  i. Access to Third Parties. Buyer and Seller shall agree on mutually acceptable procedures to contact the Lindner Funds and third party providers of the Lindner Funds or Seller including, but not limited to, auditors, transfer agents, administrators or any other service providers, and authorize such third party providers to communicate with Buyer and to provide information requested by Buyer.

                  j. Cooperation Regarding Financial Matters. From the date of this Agreement, Seller and each of their representatives shall fully cooperate with, and provide to, Buyer all information and detail, and full and complete access to Seller's financial and accounting personnel and books and records (including all accountants' work papers and work product), as Buyer shall request.

                  k. Compliance with Investment Company Act. The parties agree that for a period of three years after the completion of each Fund Transaction, (i) at least 75% of the members of the Board of Directors or Board of Trustees of the relevant Hennessy Funds will consist of persons who are not "interested persons" (as such term is defined in the Investment Company Act) of the Buyer or the Seller and (ii) there is not imposed any "unfair burden" (as such term is defined in the Investment Company Act) on any of the Lindner or Hennessy Funds as a result of any Fund Transaction or any express or implied terms, conditions or understandings applicable thereto (including any arrangement during the two-year period following a Fund Transaction whereby the Buyer or Seller or any interested person of either of them receives or is entitled to receive any compensation, directly or indirectly, from any person for other than bona fide investment advisory or other services).

                        7.      CONDITIONS

                  a. Conditions to Obligations of Buyer. All obligations of Buyer at the Closing hereunder are subject to the fulfillment prior to and at the Closing Date, or such earlier date as is enumerated hereafter, of each of the following conditions, which may be waived, in writing, in whole or in part by Buyer:

                        i.      Representations and Warranties. All
representations and warranties of Seller shall be true, correct and complete at and as of the Closing Date as though such representations and warranties were made at and as of such time, unless the facts causing such representation or warranty not to be true, correct or complete could not reasonably be expected to have a Material Adverse Effect with respect to Seller, Buyer or the Lindner Funds (or any of them).

                        ii. Covenants and Conditions. Seller shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                        iii. Lindner Investments Board Action. On or before October 15, 2003, the Board of Trustees of Lindner Investments shall have taken action:

                                (1)     to approve the Fund Transactions and
authorize and direct appropriate officers to take all necessary actions to fulfill the conditions precedent thereto; and

                                (2)     to call shareholders meetings of the
applicable Lindner Fund to approve the Fund Transactions.

                        iv. Hennessy Funds Board Action. On or before October 15, 2003, the Board of Directors of each of the applicable Hennessy Funds shall have taken action to approve the Fund Transactions and authorize and direct appropriate officers to take all necessary actions to fulfill the conditions precedent thereto.

                        v. Buyer Board Action. On or before September 15, 2003, Buyer's Board of Directors shall have approved this Agreement and the transactions contemplated hereby, and the Fund Transactions, and authorized and directed the appropriate officers of Buyer to take all necessary actions to fulfill the conditions precedent thereto.

                        vi. Financing. On or before October 3, 2003, Buyer shall have satisfied and fully performed its covenant set forth in Section 5.2(c).

                        vii. Shareholder Approval. The Fund Transactions shall have been approved by the requisite vote of the outstanding voting securities of each of the Lindner Funds.

                        viii. Conditions Precedent to Fund Transactions. All conditions precedent to consummation of each of the Fund Transactions shall have been satisfied or complied with in all material respects prior to the Closing Date.

                        ix. Due Diligence. On or before October 3, 2003, Buyer shall have satisfactorily concluded its due diligence investigation of the Purchased Assets and the Lindner Funds.

                        x. Deliveries. Seller shall have made or stand willing and able to immediately make all the deliveries to Buyer set forth in
Section 8.2.

                        xi. Seller Board Action. On or before September 15, 2003, Seller's Board of Directors shall have approved this Agreement and the transactions contemplated hereby and authorized and directed the appropriate officers of Seller to take all necessary actions to fulfill the conditions precedent thereto.

                  b. Conditions to Obligations of Seller. All obligations of Seller at the Closing with respect to each of the Fund Transactions and the related transactions contemplated hereunder are subject to the fulfillment prior to and at the Closing Date, or such earlier date as is enumerated hereafter, of each of the following conditions which may be waived, in writing, in whole or in part by Seller:

                        i.      Representations and Warranties. All
representations and warranties of Buyer contained in this Agreement shall be true and complete at and as of the Closing Date as though such representations and warranties were made at and as of such time, unless the fact causing such representation or warranty not to be true, correct or compete could not reasonably be expected to have a Material Adverse Effect with respect to Buyer.

                        ii. Covenants and Conditions. Buyer shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                        iii. Lindner Investments Board Action. On or before October 15, 2003, the Board of Trustees of Lindner Investments shall have taken action:

                                (1)     to approve the Fund Transactions and
authorize and direct appropriate officers to take all necessary actions to fulfill the conditions precedent thereto; and

                                (2)     to call a shareholders meeting of the
applicable Lindner Fund to approve the Fund Transactions.

                        iv. Shareholder Approval. The Fund Transactions shall have been approved by the requisite vote of the outstanding voting securities of each of the Lindner Funds.

                        v. Conditions Precedent to Fund Transactions. All conditions precedent to consummation of each of the Fund Transactions shall have been satisfied or complied with in all material respects prior to the Closing Date.

                        vi. Seller Board Action. On or before September 15, 2003, Seller's Board of Directors shall have approved this Agreement and the transactions contemplated hereby and authorized and directed the appropriate officers of Seller to take all necessary actions to fulfill the conditions precedent thereto.

                        vii. Buyer Board Action. On or before September 15, 2003, Buyer's Board of Directors shall have approved this Agreement and the transactions contemplated hereby, and the Fund Transactions, and authorized and directed the appropriate officers of Buyer to take all necessary actions to fulfill the conditions precedent thereto.

                        viii. Financing. On or before October 3, 2003, Buyer shall have satisfied and fully performed its covenant set forth in Section 5.2(c).

                        ix. Due Diligence. On or before October 3, 2003, Buyer shall have satisfactorily concluded its due diligence investigation of the Purchased Assets and the Lindner Funds and Buyer shall have delivered to Seller written confirmation of such fact.

                        x. Deliveries. Buyer shall have made or stand willing and able to immediately make all the deliveries set forth in Section 8.3.

Notwithstanding anything to the contrary in this Agreement, if the conditions precedent to the Fund Transactions and the related transactions contemplated hereunder have not been satisfied with respect to one or more of the Lindner Funds, then Seller shall be obligated to sell the Purchased Assets associated with the Lindner Funds with respect to the Fund Transactions and the related transactions for which all conditions precedent have been satisfied.

                        8.      CLOSING AND CLOSING DELIVERIES

                  a. Closing. The Closing Date shall be five (5) business days after the satisfaction or waiver of the conditions set forth in Article VII of this Agreement or such other date that is agreed to in writing by the Buyer and Seller, but in no event after January 31, 2004. Closing shall be held at the offices of Buyer's counsel, or at such other place as shall be mutually agreed upon by Buyer and Seller.

                  b. Deliveries by Seller. Prior to or on the Closing Date, Seller shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:

                        i. Officer's Certificate. A certificate, dated as of the Closing Date, executed on behalf of Seller by an authorized officer certifying that the conditions set forth in Sections 7.1(a) and (b) have been satisfied;

                        ii. Secretary's Certificate. A certificate, dated as of the Closing Date, executed by Seller's Secretary on Seller's behalf certifying: (i) that the resolutions, as attached to such certificate, were duly adopted by Seller authorizing and approving the execution of this Agreement and the consummation of the transaction contemplated hereby and that such resolutions remain in full force and effect; and (ii) that Seller has taken no action to dissolve and that no grounds exist for administrative of judicial action to dissolve the Seller and providing, as an attachment thereto, a Certificate of Good Standing certified by the Michigan Department of Consumer and Industry Services as of a date not more than fifteen (15) days before the Closing Date;

                        iii. Opinion of Counsel. Opinion of Seller's counsel dated as of the Closing Date in a form reasonably acceptable to Buyer and its counsel as to the matters set forth in Schedule 8.2(c); and

                        iv. Delivery of Purchased Assets. Delivery by Seller to a location specified by Buyer of the Purchased Assets.

                  c. Deliveries by Buyer. Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel:

                        i. Purchase Price. The Purchase Price as provided in Section 2.4;

                        ii. Officer's Certificate. A certificate, dated as of the Closing Date, executed on behalf of Buyer by an authorized officer certifying that the conditions set forth in Section 7.2(a) and (b) have been satisfied;

                        iii. Secretary's Certificate. A certificate, dated as of the Closing Date, executed by Buyer's Secretary on its behalf certifying: (i) that the resolutions, as attached to such certificate, were duly adopted by Buyer's Board of Directors, authorizing and approving the execution of this Agreement and the consummation of the transaction contemplated hereby and that such resolutions remain in full force and effect; and (ii) that Buyer has taken no action to dissolve and that no grounds exist for administrative or judicial action to dissolve the Buyer and providing, as attachments thereto, a certificate of good standing certified by an appropriate state official of the State of California as of a date not more than fifteen (15) days before the Closing Date and by Buyer's Secretary as of the Closing Date; and

                        iv. Opinion of Counsel. An opinion of Buyer's counsel dated as of the Closing Date in a form reasonably acceptable to Seller and Seller's counsel as to the matters set forth in Schedule 8.3(d).

                        9.      TERMINATION

                  a. Termination Rights. This Agreement and, subject to the provisions of this Article IX, the obligations hereunder may be terminated and the transaction contemplated hereby abandoned:

                        i.      By Buyer if any of the conditions set forth in
Section 7.1 hereof shall not have been satisfied or waived by Buyer as of the time for the Closing Date provided in Section 8.1, or as of such earlier date as is enumerated in Section 7.1; or

                        ii.     By Seller if all of the conditions set forth in
Section 7.2 hereof shall not have been satisfied or waived by Seller as of the time for the Closing Date provided in Section 8.1, or as of such earlier date as is enumerated in Section 7.1; or

                        iii. By Buyer or Seller if there is in effect on the Closing Date (or the latest permissible time for the Closing Date provided in Section 8.1) any judgment, decree or order that would prevent or make unlawful the Closing hereunder; or

                        iv.     By mutual consent of Buyer and Seller.

Any termination of this Agreement pursuant to this Section 9.1 shall be effected by notice in writing to the other party.

                  b. Effect of Termination. If this Agreement is terminated pursuant to and in accordance with Section 9.1, the termination shall be without liability of any party, or of any Affiliate of such party, or any shareholder, director, trustee, officer, employee, agent, consultant or representative, of such party or of any of its Affiliates, or of Lindner Funds and any of their officers or trustees, to the other party to this Agreement; provided, however, that, if the termination shall result from the breach by a party of any covenant or agreement of such party contained in this Agreement, such party responsible for the breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party; and provided further that the terms of the confidentiality obligations referred to in Section 6.4 shall survive any termination of this Agreement.

                        10.     REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

                  a. Representations and Warranties. The representations and warranties contained in this Agreement shall survive until twelve months after Closing.

                  b. Indemnification by Seller. Seller shall indemnify, defend and hold harmless the Buyer against any and all claims, actions, damages, obligations, losses, liabilities, costs and expenses of Buyer or the Lindner Funds (or any of them) of which Buyer gives Seller notice pursuant to Section 10.4(a) on or before the expiration of the survival period as set forth above (including reasonable attorneys' fees, costs of collection and other costs of defense) (collectively, "Damages"), arising from or in connection with any breach of any representation or warranty of Seller or any covenant by Seller contained in this Agreement or from any litigation, the basis of which relates to the period prior to the Closing Date. All amounts recovered by Buyer as a result of claims, actions, damages, obligations, losses, liabilities, costs and expenses of the Lindner Funds shall be recovered by Buyer on behalf of any of the Lindner Funds and Buyer shall promptly transfer all such recoveries to the Lindner Funds.

                  c. Indemnification by Buyer. Buyer shall indemnify defend and hold harmless Seller against any and all claims, actions, damages, obligations, losses, liabilities, costs and expenses of which Seller gives Buyer notice pursuant to Section 10.4(a) on or before twelve months after Closing (including reasonable attorney's fees and costs of collection and other costs of defense) (collectively, "Damages") incurred or suffered arising from or in connection with any breach of any representation or warranty of Buyer or any covenant by Buyer contained in this Agreement, including any failure of Buyer to pay amounts owed to Seller pursuant to Section 2.2 hereof.

                  d. Procedure for Indemnification. The procedure for seeking indemnification shall be as follows.

                        i. The party claiming indemnification (the "Claimant") shall promptly give notice to the party from whom indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (i) the factual basis for such claim and
(ii) if known, the estimated amount of the claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within five (5) business days after written notice of such action, suit or proceeding as given to Claimant. Such notice shall not be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement, unless (and only to the extent that) failure to give such notice materially prejudices the rights of the Indemnifying Party with respect to such actions or proceedings.

                        ii. Following receipt of notice from the Claimant of a claim for indemnification, the Indemnifying Party shall have thirty (30) days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said thirty (30) day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.

                        iii. With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. Notwithstanding the election of the Indemnifying Party to assume the defense of such action, the Claimant shall have the right to employ separate counsel and to participate in the defense of such action, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of separate counsel if (a) in the reasonable judgment of the Claimant the use of counsel chosen by the Indemnifying Party to represent the Claimant would present such counsel with a conflict of interest; (b) the defendants in, or targets of, any such action include both the Indemnifying Party and the Claimant, and the Claimant shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Claimant); (c) the Indemnifying Party shall not have employed counsel satisfactory to the Claimant, in the exercise of the Claimant's reasonable judgment, to represent the Claimant within a reasonable time after notice of the institution of such action; or (d) the Indemnifying Party shall authorize in writing the Claimant to employ separate counsel at the expense of the Indemnifying Party. If the Indemnifying Party chooses to defend any claim, the Claimant shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense, subject to attorney client privilege and confidentiality agreements. In any event, the Claimant, the Indemnifying Party and the Indemnifying Party's counsel (and, if applicable, the Claimant's counsel), shall cooperate (at no material cost to the Claimant other than the cost of Claimant's counsel) in the compromise of, or defense against, any such asserted liability. If the Indemnifying Party assumes the defense of such an action, no compromise or settlement thereof may be effected by the Indemnifying Party without the Claimant's consent (which shall in any event not be unreasonably withheld) unless (i) there is no finding or admission of any violation of the rights of any person by the Claimant and no effect on any other claims that may be made against the Claimant and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party.

                        iv. If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

                        v. The Claimant may not compromise any such claim without the prior written consent of the Indemnifying Party, which consent may not be unreasonably withheld.

                        vi.     The indemnification rights provided in Sections
10.2 and 10.3 shall extend to the shareholders, directors, officers, employees, Affiliates and agents of the Claimant although for the purpose of the procedures set forth in this Section 10.4, any indemnification claims by such parties shall be made by and through the Claimant.

                        vii. The indemnification obligations of Buyer and Seller under this Article X shall constitute the sole and exclusive remedies of Buyer and Seller for recovery of money damages after the Closing Date.

                  e.    Limitations.

                        i. Except for intentional or fraudulent breaches, neither Buyer nor Seller shall be liable to the other under this Article X for any damages until the aggregate amount of damages otherwise due the party being indemnified exceeds Eighty Thousand Dollars ($80,000).

                        ii. Neither Buyer nor Seller shall have aggregate indemnity obligations in an amount in excess of the Purchase Price.

                        11.     MISCELLANEOUS

                  a. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested (iii) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt or on the date receipt is confirmed as set forth in the confirmation of the properly transmitted facsimile, and (iv) addressed as follows:

                  If to Seller:         Lindner Asset Management, Inc.
                  ------------          520 Lake Cook Road, Suite 381
                                        Deerfield, Illinois 60015
                                        Attention:  Doug T. Valassis, Chairman
                                        FAX:  847-945-7746

                  with copies (which shall not constitute notice) to:
                  -----------

                                        Dykema Gossett PLLC
                                        400 Renaissance Center
                                        Detroit, Michigan 48243
                                        Attention: Paul R. Rentenbach
                                        FAX:  313-568-6915

                  If to Buyer:          Neil J. Hennessy
                  -----------           Hennessy Advisors, Inc.
                                        The Courtyard Square
                                        750 Grant Avenue, Suite 100
                                        Novato, CA  94945
                                        FAX:  415-899-1559

                  with copies (which shall not constitute notice) to:
                  -----------

                                        Richard L. Teigen Foley & Lardner
                                        777 East Wisconsin Avenue 37th Floor
                                        Milwaukee, Wisconsin 53202 FAX:
                                        414-297-4900

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 11.1; provided that any facsimile should be sent to a number provided by the intended recipient.

                  b. Publicity. Except as required by law, including any applicable securities law or other legal disclosure obligations, no announcement, press release or other communication concerning the transactions contemplated by this Agreement shall be made by Buyer or Seller prior to the last date on which Buyer has satisfied all of the conditions enumerated in Sections 7.1(e), (f) and (i) hereof. All announcements, press releases and other communications concerning the transactions contemplated by this Agreement shall be made only after mutual agreement by the parties as to the content and timing thereof; provided, however, that nothing in this Section 11.2 shall prohibit Buyer from making such disclosure that it reasonably believes is required by law, including any applicable securities law or other legal disclosure obligations.

                  c. Benefit and Binding Effect. Neither party hereto may assign this Agreement without the prior written consent of the other party hereto, except that Buyer may assign some or all of its rights and obligations under this Agreement to any member of the affiliated group of corporations of which Buyer is a part or to any purchaser of successor to Buyer's business, provided that such assignee agrees in writing to be bound by the provisions of this Agreement. This Agreement is for the sole benefit of and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of any other person.

                  d. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the substantive laws of (without regard to conflict of law principles), and the sole forum for the judicial resolution of any dispute arising under this Agreement shall be, the State of Illinois.

                  e. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

                  f. Gender and Rules of Construction. All references in this Agreement to the masculine gender shall include the feminine and neuter genders, and vice versa, and all references to the singular shall include the plural, and vice versa. Any reference to any Section, Schedule or Exhibit contained in this Agreement shall refer to such Section, Schedule or Exhibit as set forth in or attached to this Agreement, notwithstanding use of or failure to use the term "hereof," "hereto" or "herein" in connection with such reference.

                  g. Entire Agreement. This Agreement, all Schedules hereto, and all documents and certificates to be delivered by the parties pursuant hereto collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof except as otherwise provided in Section 6.4. All Schedules required by this Agreement shall be deemed part of this Agreement and incorporated herein, where applicable, as if fully set forth herein. This Agreement supersedes all prior negotiations between Buyer and Seller and all letters of intent and other writings relating to such negotiations, and cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Agreement or an agreement delivered pursuant hereto, as the case may be, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

                  h. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. An electronic facsimile or photocopy of this Agreement shall be deemed an original and may be admitted in evidence for all purposes.

                  IN WITNESS WHEREOF, this Agreement has been executed by Buyer and Seller as of the date first above written.

                                        HENNESSY ADVISORS, INC.


                                        By:   /s/ Neil J. Hennessy
                                           -------------------------------------
                                              Neil J. Hennessy, President

                                        LINDNER ASSET MANAGEMENT, INC.


                                        By:   /s/ Doug T. Valassis
                                           -------------------------------------
                                              Doug T. Valassis, Chairman and CEO

                                  Schedule 3.4
                                  ------------

Consummation of the transactions contemplated by the Agreement may give Lindner Investments the right to terminate the current Investment Management Agreement and the current Administration Agreement between Lindner Investments and Seller.

                                  Schedule 3.8
                                  ------------

Seller and Lindner Investments are subject to an exemptive order entered by the Commission on November 30, 2001, under Section 6(c) of the Investment Company Act granting an exemption from the requirements of Section 15(a) of such Act and Rule 18f-2 thereunder to permit Seller to act in a "manager-of-managers" style and enter into, amend and terminate advisory contracts with unaffiliated subadvisers without any need to obtain shareholder approval of the affected mutual fund, which order will not be transferable to Buyer.

Seller and Lindner Investments are also subject to an exemptive order entered by the Commission on April 17, 2001, under Sections 6(c), 12(d)(1)(J) and 17(b) of the Investment Company Act granting an exemption from the requirements of
Section 17(d) of such Act and Rule 17d-1 thereunder to permit the Lindner Funds other than Lindner Government Money Market Fund to invest uninvested cash in shares of the Lindner Government Money Market Fund, which order will not be transferable to Buyer.

                                  Schedule 3.10
                                  -------------

                        LIST OF CONTRACTS AND AGREEMENTS

1. Investment Management Agreement between Seller and Lindner Investments, dated as of August 1, 2001.

2. Administration Agreement between Seller and Lindner Investments, dated as of August 1, 2001.

3. Custody Agreement between Lindner Investments and U.S. Bank National Association, dated as of August 7, 2002.

4. Distribution Agreement between Lindner Investments and Quasar Distributors, LLC, dated as of August 1, 2001.

5. Transfer Agent Servicing Agreement between Lindner Investments and U.S. Bancorp Fund Services, LLC, dated as of February 19, 2001.

                                 Schedule 8.2(c)
                                 ---------------

                 MATTERS COVERED BY OPINION OF COUNSEL TO SELLER

        1. Seller is duly incorporated and validly existing under the laws of the State of Michigan and has the corporate power to conduct the business in which it is currently engaged.

        2. Seller (i) has all necessary corporate power and authority to execute, deliver and perform its obligations under the Agreement and the documents contemplated thereby, and (ii) has taken all necessary corporate action to authorize such execution, delivery and performance.

        3. The Agreement and the documents contemplated thereby have been duly executed and delivered on behalf of Seller, and constitute the legal, valid and binding obligation of Seller, enforceable against the Seller in accordance with their terms, such enforcement subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting creditors' rights and the application of general principles of equity.

        4. The execution, delivery and performance by Seller of the Agreement and the documents contemplated thereby (i) will not conflict with any provision of Seller's articles of incorporation or by-laws and (ii) to the knowledge of Seller's counsel, will not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality.

        5. Seller is not required to submit any notice, report or other filing with, or obtain any authorization, consent or approval from, any governmental authority or self-regulatory organization prior to the execution, delivery and performance by Seller of the Agreement or the consummation of the transaction contemplated therein.

        We confirm to you that to our knowledge, after inquiry of each lawyer who is the current primary contact for Seller or who has devoted substantive attention to matters on behalf of Seller during the preceding twelve months and who is still currently employed by or a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Seller (i) with respect to the Agreement or (ii) which individually seeks in excess of $10,000.

                                 Schedule 8.3(d)
                                 ---------------

                 MATTERS COVERED BY OPINION OF COUNSEL TO BUYER

        Buyer is duly incorporated and validly existing under the laws of the State of California, and has the corporate power to conduct the business in which it is currently engaged.

        6. Buyer (i) has all necessary corporate power and authority to execute, deliver and perform its obligations under the Agreement and the documents contemplated thereby, and (ii) has taken all necessary corporate action to authorize such execution, delivery and performance.

        7. The Agreement and the documents contemplated thereby have been duly executed and delivered on behalf of Buyer, and constitute the legal, valid and binding obligation of Buyer, enforceable against the Buyer in accordance with their terms, such enforcement subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting creditors' rights and the application of general principles of equity.

        8. The execution, delivery and performance by Buyer of the Agreement and the documents contemplated thereby (i) will not conflict with any provision of Buyer's articles of incorporation or by-laws and (ii) will not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality.

        9. Buyer is not required to submit any notice, report or other filing with, or obtain any authorization, consent or approval from, any governmental authority or self-- regulatory organization prior to the execution, delivery and performance by Buyer of the Agreement or the consummation of the transaction contemplated therein.

        We confirm to you that to our knowledge, after inquiry of each lawyer who is the current primary contact for Buyer or who has devoted substantive attention to matters on behalf of Buyer during the preceding twelve months and who is still currently employed by or a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Buyer (i) with respect to the Agreement or (ii) which individually seeks in excess of $10,000.

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         This First Amendment to Asset Purchase Agreement (the "First Amendment") is made as of January 19, 2004, by and between LINDNER ASSET MANAGEMENT, INC., a Michigan corporation ("Seller") and HENNESSY ADVISORS, INC., a California corporation ("Buyer").

         Buyer and Seller have previously entered into an Asset Purchase Agreement, dated September 10, 2003 (the "Agreement"), and now desire to amend such agreement to extend the date by which the transactions contemplated by the Agreement must be completed.

         In consideration of the mutual agreements set forth in the Agreement and this First Amendment, the parties agree as follows:

         1. Section 8.1 of the Agreement is hereby amended to read in its entirety as follows:

                  "Section 8.1 Closing. The Closing Date shall be five (5) business days after the satisfaction or waiver of the conditions set forth in Article VII of this Agreement or such other date that is agreed to in writing by the Buyer and Seller, but in no event after March 15, 2004. Closing shall be held at the offices of Buyer's counsel, or at such other place as shall be mutually agreed upon by Buyer and Seller."

         2. Except as explicitly amended by this First Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect for all purposes.

         3. All references in the Agreement to "this Agreement" or the "Agreement" shall be deemed to refer to the Agreement as amended hereby.

         4. This First Amendment may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. An electronic facsimile or photocopy of this First Amendment shall be deemed an original and may be admitted in evidence for all purposes.

         IN WITNESS WHEREOF the parties have signed this First Amendment.

HENNESSY ADVISORS, INC.



By:    /s/ Neil J. Hennessy
   --------------------------------------
       Neil J. Hennessy, President


LINDNER ASSET MANAGEMENT, INC.



By:    /s/ Doug T. Valassis
   --------------------------------------
       Doug T. Valassis, Chairman

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

               Fees billed by our accounting firms (KPMG LLP and Pisenti & Brinker LLP) for audit services, SEC compliance reviews and tax preparation services were as follows, for the fiscal years ending September 30, 2004 and 2003:




                                                                                                  Other
                                                Audit        Audit-Related        Tax            Fees (3)     Total Fees
                                                Fees           Fees(1)          Fees(2)               (4)
          ------------------------------------------------------------------------------------------------------------------

           Fiscal Year 2004
           --KPMG                             $     0           $     0          $    0          $10,000       $10,000
           --Pisenti & Brinker                $21,922           $21,458          $3,500          $ 5,011       $51,891

           Fiscal Year 2003
           --KPMG                             $28,000           $36,000          $    0          $     0       $64,000
           --Pisenti & Brinker                $     0           $ 4,500          $3,500          $     0       $ 8,000

            (1) Audit related fees are for SEC compliance reviews of Form
                10-QSB.
            (2) Tax fees are for preparation of federal and state income tax returns.
            (3) KPMG "Other Fees" were for review of Form 10-KSB and issuance of related consent.
            (4) Pisenti & Brinker "Other Fees" were for attendance at audit committee meetings and the annual meeting of shareholders.


                  All decisions regarding selection of independent accounting firms and approval of accounting services and fees are made by the Audit Committee of Hennessy Advisors, Inc., in accordance with the provisions of the Sarbanes-Oxley Act of 2002. There are no exceptions to the policy of securing prior approval by our audit committee for any service provided by our independent accounting firm.

SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, as duly authorized:

Hennessy Advisors, Inc.
(Registrant)

By:  /s/ Neil J. Hennessy              Dated:   December 14, 2004
   -------------------------
   Neil J. Hennessy
   Chief Executive Officer and President
   (As a duly authorized Officer on behalf of the Registrant and as Principal
    Executive Officer and Chairman of the Board of Directors)


By:  /s/ Teresa M. Nilsen              Dated:   December 14, 2004
   -------------------------
   Teresa M. Nilsen
   Chief Financial Officer, Secretary and Director


By:  /s/ Daniel B. Steadman            Dated:   December 14, 2004
   -------------------------
   Daniel B. Steadman
   Executive Vice President and Director


By:  /s/  Ralph A. Hayward             Dated:   December 14, 2004
   -------------------------
   Ralph A. Hayward
   Controller


By:  /s/  Daniel G. Libarle            Dated:   December 14, 2004
   -------------------------
   Daniel G. Libarle
   Director


By:  /s/  Thomas L. Seavey             Dated:   December 14, 2004
   -------------------------
   Thomas L. Seavey
   Director


By:  /s/  Henry Hansel                 Dated:   December 14, 2004
   -------------------------
   Henry Hansel
   Director


By:  /s/  Brian A. Hennessy            Dated:   December 14, 2004
   -------------------------
   Brian A. Hennessy
   Director


By:  /s/  Rodger Offenbach             Dated:   December 14, 2004
   -------------------------
   Rodger Offenbach
   Director

                             Hennessy Advisors, Inc.

                                  Exhibit Index



     2.1* Form of Agreement of Merger of Hennessy Advisors, Inc., Hennessy Management Co., L.P. and Hennessy Management Co. 2, L.P.

     3.1*    Amended and Restated Articles of Incorporation

     3.2*    Bylaws

    10.1* Management Agreement, dated June 30, 2000, between Registrant and Hennessy Mutual Funds, Inc.

    10.2* Investment Advisory Agreement, dated July 1, 1998, between The Hennessy Funds, Inc., and the Hennessy Management Co., L.P.

    10.3* Investment Advisory Agreement, dated June 30, 1998, between The Hennessy Funds, Inc., and the Hennessy Management Co., 2, L.P.

    10.4*    Hennessy Advisors, Inc. 2001 Omnibus Plan**

    10.4(a)* Form of Option Award Agreement**

    10.5*    Employment Agreement of Neil J. Hennessy**

    10.6*** Loan Agreement between the Registrant and US Bank National Association, dated March 15, 2004

    10.7     Lindner Acquisition Agreement as amended, January 19, 2004

    14.1**** Hennessy Advisors, Inc. Code of Ethics as amended November 3, 2004, and approved by the mutual fund directors on November 16, 2004.

    23.3     Consent of Pisenti & Brinker LLP

    31.1     Rule 13a - 14a Certification of the Chief Executive Officer

    31.2     Rule 13a - 14a Certification of the Chief Financial Officer

    32.1 Written Statement of the Chief Executive Officer, Pursuant to 18 U.S.C. ss. 1350

    32.2 Written Statement of the Chief Financial Officer, Pursuant to 18 U.S.C. ss. 1350


Note:
* = incorporated by reference from the Company's Form SB-2 registration statement (SEC File No. 333-66970)

**     = management contract or compensatory plan or arrangement

***    = incorporated by reference from the Company's Form 10-QSB for the quarter ended March 31, 2004 (SEC File No. 000-49872)

****   = incorporated by reference from the Company's Form 8-K furnished
         December 10, 2004